Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Results of Operations (Unaudited)
Quarterly Results of Operations (Unaudited)

Note 15 - Quarterly Results of Operations (Unaudited)

The following table sets forth certain unaudited income, expense and per share data on a quarterly basis for the three-month periods indicated:

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Year Ended December 31, 2011
Interest income	$16,544	$16,576	$17,231	$17,551
Interest expense	2,714	2,878	3,002	3,235
Net interest income	13,830	13,698	14,229	14,316
Provision for loan losses	2,360	4,750	1,818	3,000
Net interest income after provision for loan losses	11,470	8,948	12,411	11,316
Noninterest income	2,976	6,131	6,400	4,688
Noninterest expense	15,009	14,624	12,955	11,988
(Loss) income before income taxes	(563)	455	5,856	4,016
Income tax (benefit) expense	(1,649)	272	2,099	1,226
Net income	$1,086	$183	$3,757	$2,790
Earnings per share	$2.54	$0.43	$8.80	$6.54

Year Ended December 31, 2010
Interest income	$17,710	$19,553	$19,507	$19,420
Interest expense	3,632	4,501	4,928	5,368
Net interest income	14,078	15,052	14,579	14,052
Provision for loan losses	10,300	2,875	3,175	2,375
Net interest income after provision for loan losses	3,778	12,177	11,404	11,677
Noninterest income	7,662	2,730	2,794	3,130
Noninterest expense	18,375	12,756	12,387	12,778
(Loss) income before income taxes	(6,935)	2,151	1,811	2,029
Income tax (benefit) expense	(3,395)	348	563	386
Net (loss) income	$(3,540)	$1,803	$1,248	$1,643
(Loss) earnings per share	$(8.29)	$4.22	$2.92	$3.85

During the fourth quarter of 2011, the Company experienced a decrease in the provision for loan losses of $2,390 compared to the third quarter of 2011. The Company determined that the allowance for loan losses was deemed adequate with a reduced provision for loan losses due to a drop in the historical charge-off averages for construction and development and commercial loans. Noninterest income decreased $3,155 compared to the third quarter of 2011 primarily due to reduced gains on securities available for sale. Income tax expense decreased $1,921 compared to the third quarter of 2011, primarily due to an adjustment to deferred taxes from changes in the state and federal effective tax rate.

During the fourth quarter of 2010, the Company recognized a provision for loan losses of $10,300 due to increased charge-offs of $11,314 during the quarter primarily as a result of identification of newly impaired loans and updated valuations received on other impaired loans during the quarter. Noninterest income increased $4,932 compared to the third quarter of 2010 primarily due to the Company recording a gain on sale of loans of $2,803 along with an increase in BOLI income. Noninterest expense increased $5,619 compared to the third quarter of 2010, the majority of which was due to write-downs on other real estate owned.